UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 27, 2026
Date of Report (Date of earliest event reported)
___________________________________
WORKIVA INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director
On January 27, 2026, David S. Mulcahy, a Class I director and the Company’s Lead Independent Director, notified the Company of his resignation from the Board of Directors (the "Board") of Workiva Inc. (the "Company"), effective immediately.

Mr. Mulcahy’s decision to resign was not related to any disagreement with the Company on any matter relating to its operations, policies or practices.

In connection with Mr. Mulcahy’s resignation, on January 27, 2026, the Board appointed Suku Radia as Lead Independent Director of the Board, to hold office until the appointment and qualification of his successor, or until his earlier resignation or removal.

Appointment of Directors
On January 27, 2026, on the recommendation of the Nominating and Governance Committee, the Board resolved to increase the size of the Board to eight members as of June 1, 2026, and elected (1) R. Scott Herren, 64, to serve as a Class III director, effective March 1, 2026, for the term expiring at the 2026 Annual Meeting of Stockholders and (2) Mark S. Peek, 68, to serve as a Class I director, effective June 1, 2026, for the term expiring at the 2027 Annual Meeting of Stockholders. It is anticipated that Mr. Herren will stand for reelection as a Class III director at the Company’s 2026 Annual Meeting of Stockholders. As of the date of this filing, the Board has not yet determined the committee(s) to which Mr. Herren and Mr. Peek will be appointed.

Mr. Herren and Mr. Peek will receive compensation in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company, as most recently described in the Company’s Proxy Statement on Schedule 14A filed on April 17, 2025, under the heading "Director Compensation” (and such description is incorporated herein by reference), subject to proration to reflect the commencement date of his service on the Board. Mr. Herren and Mr. Peek's compensation will be disclosed in Workiva’s 2026 proxy statement to be filed on or before April 30, 2026.

Mr. Herren currently serves as an executive advisor at Cisco (NASDAQ: CSCO). Prior to his current advisory position, Mr. Herren served as Executive Vice President and Chief Financial Officer (CFO) at Cisco from December 2020 until August 2025, managing the financial strategy, global finance organization, procurement, corporate development, and acquisition integrations for the company. Prior to joining Cisco in 2020, Mr. Herren spent over six years as CFO at Autodesk (NASDAQ: ADSK) where he was responsible for global financial strategy including operations, corporate development, financial systems, tax and treasury as well as the company’s procurement organizations. Mr. Herren serves on the board of directors and chairs the Audit Committee for Rubrik (NYSE: RBRK), is on the board of the Technology Association of Georgia, is the past chair of the Georgia Tech President’s Advisory Board and is a member of their College of Engineering Advisory Board. He holds a Bachelor of Industrial Engineering from Georgia Institute of Technology and a Master of Business Administration degree in Finance from Columbia University.

Mr. Peek has served on the board of directors of SentinelOne (NYSE: S), a provider of autonomous cybersecurity solutions, since May 2021. He has also served as a member of the board of directors of Trimble Inc. (NASDAQ: TRMB), a software, hardware and services technology company, since May 2010. Mr. Peek is not currently employed in a full time capacity with any company or organization. From February 2018 until May 2025, Mr. Peek was an executive vice president of Workday, Inc. ("Workday") (NASDAQ: WDAY), a leading provider of enterprise cloud applications for finance and human resources, and until October 2022 was simultaneously the managing director and head of Workday Ventures, the strategic investment arm of Workday. From June 2015 to February 2018, Mr. Peek was co-president of Workday, and from June 2012 until April 2016, served as Workday's chief financial officer. From December 2011 to June 2012, Mr. Peek also served on the board of directors of Workday. Prior to joining Workday, Mr. Peek was president, business operations and chief financial officer of VMware, Inc., a provider of business infrastructure virtualization solutions. From April 2007 to January 2011, Mr. Peek served as chief financial officer of VMware, Inc. From 2000 to 2007, Mr. Peek was senior vice president and chief accounting officer at Amazon.com (NASDAQ: AMZN). Prior to joining Amazon.com, Mr. Peek spent 19 years at Deloitte, the last ten years as a partner. Mr. Peek also serves on the Advisory Board of the Foster School of

Business at the University of Washington. Mr. Peek received a B.S. in accounting and international finance from Minnesota State University.

In accordance with the Company’s customary practice, the Company will be entering into its standard form of indemnification agreement with Mr. Herren and Mr. Peek, which will require the Company to indemnify them against certain liabilities that may arise as a result of their status or service as a director. The description of Mr. Herren and Mr. Peek's indemnification agreement is qualified in its entirety by the full text of the Company’s standard form of indemnification agreement, which is incorporated herein by reference to Exhibit 10.07 to the Company’s Registration Statement on Form S-1 filed on November 17, 2014.

There is no arrangement or understanding between Mr. Herren and any other person pursuant to which Mr. Herren was appointed as a director. Mr. Herren does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Peek and any other person pursuant to which Mr. Peek was appointed as a director. Mr. Peek does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Section 7 - Regulation FD
Item 7.01 - Regulation FD Disclosure
On January 28, 2026, the Company issued a press release announcing the appointment of Mr. Herren to serve as a Class III director and Mr. Peek to serve as a Class I director. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished under this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1*	Press Release entitled "Workiva Announces Two New Appointments to Board of Directors" dated January 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of January, 2026.

WORKIVA INC.

By:	/s/ Brandon E. Ziegler
Name:	Brandon E. Ziegler
Title:	Executive Vice President, Chief Legal and Administrative Officer & Corporate Secretary